January 15, 1997

Dear Shareholder:

It is a pleasure to bring you the Franklin Principal Maturity Trust annual report for the period ended November 30, 1996.

Interest rates fluctuated during the Trust's fiscal year. As you may know, the Federal Reserve Board (the Fed) lowered interest rates twice in the last half of 1995 to help stimulate the U.S. economy. When the Gross Domestic Product (a measure of the nation's economic output) posted a sluggish .3% annual growth rate for the last quarter of 1995, the Fed lowered rates once again in late January 1996.1

Signs of economic improvement began to show in early 1996. The government reported that job creation in February was the strongest in eight years. Hopes for further interest rate reductions died, and long-term rates began to rise on investors' fears of higher inflation. The 30-year Treasury yield was 7.13% on August 31, 1996, up significantly from 5.96% on January 1, 1996.2 The yield had settled down to 6.36% at the close of the period, perhaps due in part to investors' recognition of seemingly mild inflation. As measured by the rise in the U.S. Consumer Price Index, inflation was 3.32% through November 30, 1996.3

In general, domestic equity markets performed well during the fiscal year. The Dow Jones Industrial Average(R) ended at 6521.70 on November 29, 1996, up more than 1,400 points from the beginning of the Trust's fiscal year (5087.13 on December 1, 1995). This was not without some mid-year back-sliding, however, with the Dow dipping as low as 5346.55 on July 23.1 On the other hand, prices of most fixed-income securities (which move counter to interest rate movements) generally remained flat or declined during the 12-month period.

The following pages contain specific information regarding the Trust's performance over the fiscal year. As always, we appreciate your continued support and look forward to serving your investment needs in the years ahead.

Sincerely,




Charles B. Johnson

President

1. Source: Bloomberg.
2. Source: Micropal.
3. Source: Bureau of Labor Statistics.


MANAGER'S DISCUSSION

Your Fund's Objective:
The Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high monthly income. No assurances can be made that the fund will achieve this goal.

We are pleased to report that the Franklin Principal Maturity Trust generated a cumulative total return of +17.68%, based on its change in market price on the New York Stock Exchange over the 12-month period. Additionally, the fund continued to pay a current monthly dividend of 4.5 cents per share, as discussed in the Performance Summary on page 6.

Portfolio Update

In general, the Trust's portfolio consists of zero-coupon U.S. government bonds, corporate bonds, and common and preferred stocks. The chart above shows the portfolio breakdown as of November 30, 1996.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you may know, zero-coupon bonds do not pay any current interest. (For tax purposes, however, interest is accreted on an annual basis.) Instead, the interest is paid in-full, along with principal, when the bonds mature. Most of the zeros in the Trust have approximately five years until maturity.

We invest the portfolio's remaining assets in securities we believe are undervalued and have the potential for attractive rates of return. In the past 12 months, we found such value in common stocks and corporate bonds selling at discounts. These two groups of securities -- common stocks and corporate bonds -- were the major contributors to the Trust's favorable performance for the fiscal year.

Specific Asset Classes & Securities

Zero-Coupon U.S. Government Bonds
Although the payment of principal and interest on these zero-coupon bonds is guaranteed in-full upon maturity by the U.S. government, their prices are very sensitive to interim movements in interest rates (i.e. when interest rates rise, bond values decline). When interest rates rose during the reporting period, the value of this portion of the Trust declined.


Corporate Bonds
In contrast, many of the Trust's corporate bonds contributed to its positive performance during the 12-month period. For example, we initiated a new bond position in Mesa Inc., a company which operates petroleum fields and natural-gas processing plants in Kansas and Texas. The bond was trading at a discount at the time of purchase, due in part to falling oil prices and to the company's high debt level. However, in our opinion, the company had sufficient asset coverage for its debt, and we believed oil prices would eventually stabilize and start climbing, which they did. We purchased the bond at $88 and sold when it reached $102.

Another new purchase was American Rice, a leading U.S. processor and marketer of rice products. We purchased this company's first mortgage bond at a discount ($89), after it had a quarter of poor earnings. Since our purchase, the company has turned in good performance, and the bond rose to $97 on November 30, 1996.

At the close of the period, we also owned the bond of Haynes International Inc., which supplies high-performance alloys to aerospace and industrial markets. Due to the growing strength of the aerospace industry, this security performed very well over the reporting period.

Equities
Several of our equity holdings were strong performers over the 12-month period. One example is Lone Star Industries, a producer of cement, sand, gravel and other construction materials. At the beginning of the reporting period, Lone Star's common stock was trading at $24.875, while at the close of the period, it was at $37. Another stock whose price appreciated nearly 50% over the reporting period was Emcor, a company that designs, installs and operates complex mechanical and electrical systems. In addition, our holdings in the common stock and warrants of Ladish Co. Inc. performed well. Ladish is another company that supplies materials to the aerospace industry.

Of course, not every company can shine all the time. One company in which we owned both preferred and common stock during the reporting period was Harvard Industries, an auto-parts manufacturer that sells to the major U.S. auto manufacturers. Because the company's earnings were hurt by a general economic slowdown in the second half of 1996, as well as by strikes in the auto industry, the prices of these two securities have declined in value. However, we believe this company is well-positioned for future earnings growth, and we intend to hold on to these two issues.

We also purchased a first mortgage bond of Harrah's Jazz Co., which the company issued to build a new casino. Unfortunately, the company lost some of its other financing and defaulted on these bonds. The project has been put on hold while Harrah's Jazz Co. reorganizes. Meanwhile, alternate funding has been secured. When the project is finished, the Trust will receive an equity stake in the new casino, and ultimately, we expect this position to be profitable.

Going Forward

In the last two months of the fiscal year, long-term interest rates eased as investors acted upon data suggesting moderate economic growth and low inflation in 1997. Looking forward, we believe we may be entering a moderate interest rate environment, which should benefit the Trust's future performance.

In the coming months, we may decrease the equity portion of the Trust, which has appreciated in value. Our policy is to sell a security as its price appreciates to our determined target level.

We may also seek more securities that offer high yields along with equity enhancements. An example of this type of security is a zero-coupon bond with warrants that provide an equity stake in a company. Additionally, we will continue to seek undervalued convertible bonds and preferred stocks that may provide both income and capital growth.

This discussion reflects our strategies for the Trust and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the Trust.

PERFORMANCE SUMMARY
We are pleased to report that the Franklin Principal Maturity Trust's share price on the New York Stock Exchange (NYSE) increased 75.0 cents from $7.50 on November 30, 1995, to $8.25 on November 30, 1996. The Trust's net asset value per share increased $1.03, from $8.54 on November 30, 1995, to $9.57 on November 30, 1996.

During the reporting period, the Trust distributed income dividends totaling
54.0 cents ($0.540) per share. Based on an annualization of November's monthly dividend of 4.5 cents ($0.045 per share) and the NYSE closing price of $8.25 on November 30, 1996, the Trust's distribution rate was 6.55%. Dividends will vary based on the earnings of the portfolio, and past distributions are not predictive of future trends.

   Franklin Principal Maturity Trust
   Dividend Distributions 12/1/95 -11/30/96

                                           Dividend
   Month                                   per Share

   December                               4.5 cents

   January                                4.5 cents

   February                               4.5 cents

   March                                  4.5 cents

   April                                  4.5 cents

   May                                    4.5 cents

   June                                   4.5 cents

   July                                   4.5 cents

   August                                 4.5 cents

   September                              4.5 cents

   October                                4.5 cents

   November                               4.5 cents

   Total                                 54.0 cents



The Franklin Principal Maturity Trust reported a cumulative total return of +17.68% for the 12-month period ended November 30, 1996. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), the 12-month total return for the same period was +20.03%. All total returns assume the reinvestment of dividends and capital gains at market price on the reinvestment date. Past performance is not predictive of future results.

We urge you to view your investment in Franklin Principal Maturity Trust with a long-term perspective. As the chart to the right shows, the Trust reported a cumulative total return of +102.50%, based on net asset value, since its inception on January 19, 1989.


Franklin Principal Maturity Trust
Periods ended November 30, 1996
                                           Since
                                         Inception
                       1-Year   5-Year   (1/19/89)
Cumulative
Total Return1
 Based on change
in net asset value    20.03%    74.29%   102.5%
 Based on change
in market price       17.68%    56.26%    62.35%
Average Annual
Total Return1
 Based on change
in net asset value    20.03%    11.75%     9.39%
 Based on change

in market price       17.68%     9.34%     6.36%

Distribution Rate:26.55%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions, at market price on the reinvestment date. Past performance is not predictive of future results.
2. Distribution rate is based on the annualization of the Trust's current 4.5 cent per share monthly dividend and the New York Stock Exchange closing price of $9.49 on November 30, 1996.

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and/or capital gain distributions in shares of the Fund. First Data Investor Services Group (the "Plan Agent"), 53 State St., Boston, Massachusetts 02109, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to two decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated January 19, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time by notifying the Plan Agent in writing. There is a $5 fee to withdraw from the reinvestment plan. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent will sell all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.

FRANKLIN PRINCIPAL MATURITY TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996


    Shares/                                                                                             Value
   Warrants                                                                                           (Note 1)
                      Common Stocks & Warrants  24.6%
                      Aerospace/Defense5.9%
   2,144,000      a,gLadish Co., Inc. ..........................................................     $ 4,020,000
         895      a,gLadish Co., Inc., warrants ................................................       7,498,263
       5,000      aSabreliner Corp., warrants ..................................................          25,000
                                                                                                   -------------
                                                                                                      11,543,263
                                                                                                   -------------
                  Automotive0.3%
     105,000      aHarvard Industries, Inc., Class B ...........................................         525,000
                                                                                                   -------------
                  Chemicals3.2%
     475,000      Rexene Corp. .................................................................       6,293,750
                                                                                                   -------------
                  Commercial Services1.6%
     227,991      aEmcor Group, Inc. ...........................................................       3,134,876
                                                                                                   -------------
                  Electronics0.1%
      27,620      aAmpex Group, Inc. ...........................................................         283,105
                                                                                                   -------------
                  Forest/Paper Products0.5%
     357,221      aWTD Industries, Inc. ........................................................         870,726
                                                                                                   -------------
                  Home Building0.8%
     161,165      aNVR, Inc. ...................................................................       1,631,796
                                                                                                   -------------
                  Industrial5.6%
     286,075      Lone Star Industries, Inc. ...................................................      10,584,775
     274,444      a,c,gTriangle Wire & Cable Corp. .............................................         411,666
                                                                                                   -------------
                                                                                                      10,996,441
                                                                                                   -------------
                  Real Estate
      65,393      aXRC Corp. ...................................................................           3,924
                                                                                                   -------------
                  Retail5.3%
     401,510      aCarson Pirie Scott & Co. ....................................................      10,389,071
         456      aHills Stores Co. ............................................................           3,021
                                                                                                   -------------
                                                                                                      10,392,092
                                                                                                   -------------
                  Technology/Information Systems0.5%
      48,081      aWang Laboratories, Inc. .....................................................       1,015,711
                                                                                                   -------------
                  Utilities0.8%
     248,077      aEl Paso Electric Co. ........................................................       1,472,957
                                                                                                   -------------
                  Wireless/Telecommunications
      13,500      aInternational Wireless Communication, warrants ..............................             124
                                                                                                   -------------
                  Total Common Stocks & Warrants (Cost $27,757,874).............................      48,163,765
                                                                                                   -------------

                  Preferred Stocks  4.8%........................................................
                  Automotive  2.3%
     273,479      aHarvard Industries, Inc., 14.25% pfd., PIK ..................................     $ 4,409,849
                                                                                                   -------------
                  Cable Television2.4%
      53,570      aCablevision Systems Corp., Series M, 11.125% pfd., PIK ......................       4,740,945
                                                                                                   -------------
                  Financial Services0.1%
      20,000      Nortel, Inc., pfd., Series B .................................................         240,000
                                                                                                   -------------
                  Total Preferred Stocks (Cost $11,585,023).....................................       9,390,794
                                                                                                   -------------
                  Convertible Preferred Stocks0.1%
      19,498      aHills Stores Co., cvt. pfd., Series A (Cost $392,397) .......................         135,267
                                                                                                   -------------

     Face
    Amount
                  Corporate Bonds24.8%
                  Aerospace/Defense1.9%
$  4,000,000      Sabreliner Corp., senior notes, 12.50%, 04/15/03 .............................       3,780,000
                                                                                                   -------------
                  Automotive4.1%
   4,500,000      cExide Corp., senior sub. notes, 2.90%,12/15/05 ..............................       2,745,000
   6,000,000      Harvard Industries, Inc., senior notes, 12.00%, 07/15/04 .....................       5,250,000
                                                                                                   -------------
                                                                                                       7,995,000
                                                                                                   -------------
                  Chemicals1.8%
   4,100,000      Lanesborough Corp., senior notes, 10.00%, 04/15/00 ...........................       3,444,000
                                                                                                   -------------
                  Food & Beverages2.6%
   5,000,000      American Rice, Inc., mortgage, secured notes, 13.00%, 07/31/02................       4,850,000
     170,000      Doane Products Co., senior notes, 10.625%, 03/01/06 ..........................         181,900
                                                                                                   -------------
                                                                                                       5,031,900
                                                                                                   -------------
                  Food Retailing0.3%
   2,528,000      Almac, Inc., senior sub. notes, PIK, 11.50%, 11/18/04 ........................         164,320
   7,500,000      a,dVictory Markets, Inc., notes, 12.50%, 03/15/00 ............................         487,500
                                                                                                   -------------
                                                                                                         651,820
                                                                                                   -------------
                  Gaming & Leisure1.4%
   5,000,000      a,dHarrah's Jazz Co., first mortgage, 14.25%, 11/15/01........................       2,725,000
                                                                                                   -------------
                  Industrial3.4%
   5,000,000      Great Dane Holdings, Inc., senior notes, 14.50%, 01/01/06 ....................       5,037,500
   1,600,000      Intertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 ..................       1,642,000
       9,000      Lone Star Industries, Inc., senior notes, 10.00%, 07/31/03 ...................           9,146
                                                                                                   -------------
                                                                                                       6,688,646
                                                                                                   -------------
                  Oil/Gas1.0%
$  2,000,000      TransAmerican Refining Corp., first mortgage, Series 2, 16.50% coupon
                    to 08/15/98, 16.00% thereafter, 02/15/02....................................     $ 2,005,000
                                                                                                   -------------
                  Retail2.1%
   6,000,000      Levitz Furniture, senior sub. notes, 9.625%, 07/15/03 ........................       3,150,000
   2,000,000      a,dRickel Home Centers, units, 13.50%, 12/15/01 ..............................         870,000
                                                                                                   -------------
                                                                                                       4,020,000
                                                                                                   -------------
                  Semiconductors1.4%
   2,500,000      cXilinx, Inc., sub. notes, 5.25%, 11/01/02....................................       2,737,500
                                                                                                   -------------
                  Technology/Information Systems1.9%
   4,000,000      U.S. Banknote Corp., senior notes, Series B, 11.625%, 08/01/02 ...............       3,780,000
                                                                                                   -------------
                  Tobacco2.9%
   2,000,000      Liggett Group, senior notes, Series C, 19.75%, 02/01/99.......................       1,360,000
      74,000      Liggett Group, senior secured notes, Series C, 19.75%, 02/01/99 ..............          50,320
   6,750,000      Liggett Group, S.F., senior secured notes, 11.50%, 02/01/99 ..................       4,218,750
                                                                                                   -------------
                                                                                                       5,629,070
                                                                                                   -------------
                  Total Corporate Bonds (Cost $57,082,196) .....................................      48,487,936
                                                                                                   -------------
                  Foreign Government Bonds0.4%
   4,350,000      eESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 (Cost $1,032,280)          696,453
                                                                                                   -------------
                  Zero Coupon Bonds85.3%
  10,850,000      FICO Strips, 03/07/01 ........................................................       8,444,706
  12,520,000      FICO Strips, 04/06/01 ........................................................       9,695,148
   5,211,000      FICO Strips, 05/02/01 ........................................................       4,016,644
   1,116,000      FICO Strips, 05/11/01 ........................................................         858,867
   5,253,000      FICO Strips, 05/30/01 ........................................................       4,029,361
   7,348,000      FNMA Strips, 02/01/01 ........................................................       5,746,297
   8,100,000      GTC Trust Certificates-Israel, Series 1D, 05/15/01 ...........................       6,242,879
  27,226,000      fGTC Trust Certificates-Israel, Series 2F, 05/15/01 ..........................      20,983,782
  13,500,000      International Wireless Communication, senior disc. notes, (original accretion
                   rate 14.00%), 08/15/01.......................................................       7,425,000
   5,000,000      a,dMcCrory Corp., deb., 07/15/94..............................................       2,225,000
  40,000,000      REFCO Strips, 04/15/01 .......................................................      31,110,798
  85,249,000      fU.S. Treasury Strips, 05/15/01 ..............................................      66,143,929
                                                                                                   -------------
                  Total Zero Coupon Bonds (Cost $161,171,950) ..................................     166,922,411
                                                                                                   -------------
                  Total Long Term Investments (Cost $259,021,720)...............................     273,796,626
                                                                                                   -------------

                  bReceivables from Repurchase Agreements2.8%...................................
$  5,406,860      Joint Repurchase Agreement, 5.678%, 12/02/96, (Maturity Value $5,434,022)
                   (Cost $5,431,452)
                   B.A. Securities, Inc., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.625%, 03/31/97 - 09/30/97
                   Bear, Stearns & Co., Inc., (Maturity Value $620,198)
                  Collateral: U.S. Treasury Bills, 12/19/96 - 05/29/97
                  U.S. Treasury Notes, 5.125% - 8.50%, 04/15/97 - 11/15/98
                   B.T. Securities Corp., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 5.875%, 11/15/99
                   CIBC Wood Gundy Securities Corp., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 6.625% - 7.25%, 02/15/98 - 06/30/01
                   Daiwa Securities America, Inc., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 6.125%, 08/31/98
                   Fuji Securities, Inc., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 5.50% - 8.00%, 01/15/97 - 08/31/00
                   Greenwich Capital Markets, Inc., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 6.00% - 6.25%, 05/31/98 - 08/31/00
                   SBC Warburg, Inc., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 5.875%, 03/31/99
                   UBS Securities, L.L.C., (Maturity Value $601,728)
                  Collateral: U.S. Treasury Notes, 6.125% - 7.25%, 05/31/97 - 07/31/98..........     $ 5,431,452
                                                                                                   -------------
                  Total Investments (Cost $264,453,172)142.8% ..................................     279,228,078
                  Liabilities in Excess of Other Assets (42.8)%.................................     (83,605,553)
                                                                                                   -------------
                  Net Assets100.0%..............................................................    $195,622,525
                                                                                                   =============


                  At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $264,506,726 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   an excess of value over tax cost.............................................    $ 30,511,184
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value.............................................     (15,789,832)
                                                                                                   -------------
                  Net unrealized appreciation...................................................    $ 14,721,352
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
GTC      - Government Trust Certificates
L.L.C.   - Limited Liability Corp.
PIK      - Payment-in-Kind
REFCO    - Resolution Funding Corp.
S.F.     - Sinking Fund

aNon-income producing.
bFace amount for repurchase agreements is for the underlying collateral. See
 Note 2g regarding joint repurchase agreement.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dSee Note 8 regarding defaulted securities.
eFace amount is stated in foreign currency and value is stated in U.S. dollars. fA portion of this security is designated as collateral for reverse repurchase agreement transactions.
gSee Note 9 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN PRINCIPAL MATURITY TRUST

Financial Statements

Statement of Assets and Liabilities
November 30, 1996

Assets:
 Investments in securities, at value
 (identified cost $259,021,720)          $273,796,626
 Receivables from repurchase
 agreements, at value and cost              5,431,452
 Interest and dividends receivable          1,880,075
                                        --------------

Total assets                              281,108,153
                                        --------------

Liabilities
 Payables:
  Reverse repurchase agreements
 (Note 2)                                  84,101,845
Distributions to shareholders                 920,817
Accrued interest (Note 2)                     316,550
Management fees                                97,466
Shareholder servicing costs                    11,000
 Accrued expenses and other liabilities        37,950
                                        --------------
Total liabilities                          85,485,628
                                        --------------
Net assets, at value                     $195,622,525
                                        ==============
Net assets consist of:
 Accumulated distributions in excess
 of net investment income                  $ (258,792)
 Net unrealized appreciation on
 investments and translation of
 assets and liabilities denominated
 in foreign currencies                     14,773,588
 Net realized loss from investments        (5,467,036)
 Capital shares                           186,574,765
                                        --------------
Net assets, at value                     $195,622,525
                                        ==============
Net asset per share
 ($195,622,525 / 20,462,600 shares
 of capital stock outstanding)                  $9.56
                                        ==============

Statement of Operations
for the year ended November 30, 1996

Investment income:
 Interest (Note 2)           $16,968,485
 Dividends                       189,444
                           --------------

Total income                              $17,157,929
Expenses:
 Management fees (Note 4)      1,111,254
 Shareholder servicing costs      91,494
 Professional fees                58,967
 Reports to shareholders          34,479
 Custodian fees                   8,762
 Trustees' fees and expenses      13,892
 Other                            40,459
                           --------------

Operating expenses             1,359,307
Interest expense (Note 2)      4,312,125
                           --------------
Total expenses                              5,671,432
                                        --------------
Net investment income                      11,486,497
                                        --------------
Realized and unrealized gain
 (loss) from investments and
 foreign currency:
Net realized loss from:
 Investments                               (1,731,583)
 Foreign currency transactions                (13,000)
Net unrealized appreciation (depreciation) on:
  Investments                              22,126,388
  Translation of assets and
 liabilities denominated
 in foreign currencies                         (1,002)
                                        --------------
Net realized and unrealized
 gain on investments and
 foreign currency                          20,380,803
Net increase in net assets
 resulting from operations                $31,867,300
                                        ==============

The accompanying notes are an integral part of these financial statements.

FRANKLIN PRINCIPAL MATURITY TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended November 30, 1996 and 1995

                              1996            1995
                            ---------       ---------
Increase (decrease) in net assets:
Operations:
 Net investment income    $ 11,486,497    $ 10,464,321
 Net realized loss from
 investments and foreign
 currency transactions      (1,744,583)     (3,339,040)
 Net unrealized appre-
 ciation on investments
 and translation of
 assets and liabilities
 denominated in
 foreign currencies         22,125,386      22,265,305
                            ---------       ---------
Net increase in
 net assets
 resulting from
 operations                 31,867,300      29,390,586
Distributions to
 shareholders from:
Undistributed net
 investment income:        (10,791,012)    (12,093,398)
In excess of net
 investment income            (258,792)              --
                            ---------       ---------
Net increase
 in net assets              20,817,496      17,297,188
Net assets:
 Beginning of year         174,805,029     157,507,841
                            ---------       ---------
 End of year (including
 accumulated distributions
 in excess of net investment
 income of $258,792 at
 11/30/96 and undistributed
 net investment income of
 $533,928 at 11/30/95)    $195,622,525    $174,805,029
                            =========       =========


Statement of Cash Flows
for the year ended November 30, 1996

Interest and dividends received           $ 11,182,949
Interest expense paid                       (3,930,798)
Operating expenses paid                     (1,367,524)
                                        --------------
  Cash provided - operations                 5,884,627
                                        --------------
Investment purchases                    (1,242,155,754)
Investment sales                         1,235,142,242
                                        --------------
  Cash used - investments                   (7,013,512)
                                        --------------
Net increase in reverse repurchase
 agreement transactions                     13,017,656
Distributions to shareholders              (11,888,771)
                                        --------------
  Cash provided - financing activities       1,128,885
Net increase in cash                                 --
Cash at beginning of period                          --
                                        --------------

Cash at end of period                            $   --
                                        ==============


The accompanying notes are an integral part of these financial statements.

FRANKLIN PRINCIPAL MATURITY TRUST

Notes to Financial Statements


NOTE 1 - ORGANIZATION

Franklin Principal Maturity Trust (the Fund) was organized as a Massachusetts business trust on November 22, 1988, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund seeks to provide investors with high current income.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a. Security Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses, and Distributions

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net realized capital gains or losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions. Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 8.

A portion of the distributions received by the Fund may be characterized as tax basis return of capital (ROC) distributions which are not recorded as dividend income, but reduce the cost basis of the securities. ROC distributions exceeding the cost basis of the securities are recognized by the Fund as capital gain.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of such assets and liabilities, other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealer recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 1996, all outstanding repurchase agreements held by the Fund had been entered into on November 29, 1996.

h. Reverse Repurchase Agreements

During the year ended November 30, 1996, the Fund entered into reverse repurchase agreements with certain brokers. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. Such a transaction is accounted for as a borrowing by the Fund, collateralized by securities as identified on the accompanying Statement of Investments in Securities and Net Assets. The difference between the selling

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Reverse Repurchase Agreements (cont.)

price and the repurchase price is accounted for as interest expense. At November 30, 1996, the outstanding reverse repurchase agreements, which were entered into on November 5, 1996, and collateralized by zero coupon bonds issued by the U.S. government or its agencies, will mature within 28 days and are as follows:


                      Amount of           Weighted            Weighted              Cost of            Value of
Counterparty         Agreements         Average Rate      Average Maturity        Collateral          Collateral
--------               --------           --------           ----------            --------            --------
Bear Stearns          $84,101,845           5.42%              28 days            $64,297,133         $87,127,711

The Fund has entered into various interest rate swap agreements in order to convert its interest exposure on a portion of the reverse repurchase agreements from a current short-term rate to a long-term fixed rate. See Note 2i.

i. Interest Rate Swap Agreements

During the year ended November 30, 1996, the Fund entered into various interest rate swap agreements. As part of the Fund's asset and liability management, these agreements are used as a hedge for the interest rate exposure on its reverse repurchase agreements - see Note 2h. The fund is exposed to credit risk in the event of non-performance by the counterparty to the interest rate swap agreements. Notional principal amounts specified in these agreements often are used to express the volume of these transactions, but the amounts potential subject to such credit risk are limited to the accrued interest. To minimize the risk, the Fund's policy required all counterparties to have a minimum credit rating of A. At November 30, 1996, the Fund had no outstanding interest rate swaps.


NOTE 3 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At November 30, 1996, for tax purposes, the Fund had capital loss carryovers as follows:

  Expiring in:2002......................     121,933
              2003......................   3,346,388
                                        --------------
                                           3,468,321
                                        ==============


In addition, from November 1, 1996 through November 30, 1996, the Fund incurred approximately $1,945,161 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended November 30, 1997.

For tax purposes, the aggregated cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at November 30, 1996 by $53,554.


NOTE 4 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of 0.60% of the Fund's average weekly net assets from June 1, 1993 through May 31, 1997. After May 31, 1997, the Fund will pay fees at an annualized rate of 0.45% of its average weekly net assets from June 1, 1997 until May 31, 2001 (the anticipated termination of the Fund).

NOTE 4 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement (cont.)
Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on the average daily net assets. It is not a separate expense of the Fund.

b. Other Affiliates and Related Party Transactions
Certain officers and trustees of the Trust are also officers and/or directors of Advisers and FT Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

NOTE 5 - TRUST SHARES
As a result of its initial public offering, 20,355,000 shares of beneficial interest were sold at a price of $10.00 per share. The Fund received proceeds from the sale of $189,301,500, after underwriting discounts of $.70 per share. At November 30, 1996, the Fund has an unlimited number of shares of beneficial interest authorized with a par value of $.01.


NOTE 6 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended November 30, 1996 aggregated $70,283,691 and $75,886,209, respectively.


NOTE 7 - STATEMENT OF CASH FLOWS
The Fund's financial statements for the year ended November 30, 1996 include a Statement of Cash Flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount, commissions and discounts, bonds paid-in-kind, stock dividends and year-end income and expense accrual changes aggregating $5,601,870.


NOTE 8  - CREDIT RISK AND DEFAULTED SECURITIES
The Fund has 26.0% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1996, the Fund held four defaulted securities with a value aggregating $6,307,500, representing 3.22% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


NOTE 9 - HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. During the year ended November 30, 1996, the Fund sold 700,000 shares of common stock and acquired 895 warrants of Ladish Co., Inc. The Fund had investments in affiliated companies at November 30, 1996 with an aggregate value in the amount of $11,929,929.


NOTE 10 - SUBSEQUENT EVENTS

On December 12, 1996, the Board of Trustees declared the following per share distribution:

                                                       From Undistributed
            Record Date           Payment Date        Net Investment Income
          --------------          ------------           --------------
         December 31, 1996      January 15, 1997             $0.045


NOTE 11 - FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:



                                                                        Year ended November 30,
                                                            1996        1995       1994        1993       1992
                                                           ------      ------     ------      ------     ------
Per Share Operating Performance:
Net asset value at beginning of period.................    $8.54       $7.70      $9.62       $8.09      $8.06
                                                           ------      ------     ------      ------     ------
 Net investment income.................................     0.561       0.520      0.540       0.517      0.456
 Net realized and unrealized gain (loss)
 on securities.........................................     0.999       0.911     (1.766)      1.568      0.214
                                                           ------      ------     ------      ------     ------
Total from investment operations.......................     1.560       1.431     (1.226)      2.085      0.670
                                                           ------      ------     ------      ------     ------
Less distributions from:
 Net investment income.................................    (0.527)     (0.591)    (0.590)     (0.517)    (0.456)
 Paid-in capital.......................................         --         --         --          --     (0.184)
 In excess of net investment income....................    (0.013)         --         --      (0.038)        --
 Capital gains.........................................         --         --     (0.104)         --         --
                                                           ------      ------     ------      ------     ------
Total distributions....................................    (0.540)     (0.591)    (0.694)     (0.555)    (0.640)
                                                           ------      ------     ------      ------     ------
Net asset value at end of period.......................    $9.56       $8.54      $7.70       $9.62      $8.09
                                                           ======      ======     ======      ======     ======
Total Return+..........................................    17.69%      14.21%     (8.50%)     21.17%      4.88%
Ratios/Supplemental Data
Net assets at end of period (in 000's).................   $195,623    $174,805   $157,508    $196,895   $165,637
Ratio of expenses to average net assets................     3.06%       3.32%      2.60%       2.98%      3.27%
Ratio of net investment income to
 average net assets....................................     6.20%       6.33%      5.86%       5.74%      5.51%
Portfolio turnover rate................................    27.37%      30.57%     45.19%      70.91%     61.69%
Average commission rate++..............................     0.0564         --         --          --         --
Market value per share at end of period+++.............    $8.250      $7.50      $7.125      $8.50      $7.50

+Total return measures the change in the market price of an investment over the periods indicated. It is not annualized. It reflects the change in market value of the capital shares, and assumes reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.
++Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
+++Based on the last sale on the New York Stock Exchange.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 1.11% of its ordinary income dividends paid (including short term capital gain distributions) by the Fund as income qualifying for the dividends received deduction for the year ended November 30, 1996.

FRANKLIN PRINCIPAL MATURITY TRUST

Report of Independent Auditors

To the Shareholders and Board of Trustees of Franklin Principal Maturity Trust:

We have audited the accompanying statements of assets and liabilities of Franklin Principal Maturity Trust (the Fund) including the Fund's statements of investments in securities and net assets, as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Principal Maturity Trust as of November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California

January 13, 1997


Franklin Principal Maturity Trust Annual Report November 30, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)


This chart shows in pie chart format the portfolio's composition on November 30, 1996, as a percentage of total portfolio market value.

Portfolio Composition on November 30, 1996
Treasury/Agency Zero-Coupon Bonds           47.5%
Corporate Bonds                             21.2%
Common Stocks                               17.6%
Foreign Government Bonds                    10.0%
Other                                        3.7%